Exhibit 99.1

FORTRESS BIOTECH APPOINTS DAVID JIN AS CHIEF FINANCIAL OFFICER

Miami, FL - July 22, 2022 -- Fortress Biotech, Inc. (NASDAQ: FBIO) (“Fortress” or the “Company”), an innovative biopharmaceutical company focused on efficiently acquiring, developing and commercializing or monetizing promising therapeutic products and product candidates, today announced the appointment of David Jin as Chief Financial Officer effective August 16, 2022. Mr. Jin will also continue to serve as Head of Corporate Development.

Chairman, President and Chief Executive Officer of Fortress, Lindsay A. Rosenwald, M.D., said, "We are thrilled to expand David’s role given the contributions he has made across Fortress and our subsidiaries since joining over two years ago. His experience, dedication and in-depth understanding of our portfolio and strategy will be uniquely synergistic for the role and key to the continuous evolution of Fortress. I look forward to working closely with David on advancing our commitment to the development and commercialization of therapies for patients with high unmet need."

The appointment follows notice from Robyn Hunter that, also effective August 16, 2022, she will step down from Fortress after 11 years with the Company to pursue external opportunities. Dr. Rosenwald continued, "It has been a privilege to work with Robyn for many years, and we wish her continued success in her next endeavor. We are grateful for her time and dedication as she helped Fortress and our partner companies evolve for more than a decade."

Mr. Jin commented, "I joined Fortress in 2020 to help the team advance our vision of acquiring, developing and accelerating therapies to patients quickly and efficiently – most effectively demonstrated by our recent exit of Caelum Biosciences to AstraZeneca; CAEL-101 is now in two Phase 3 clinical trials. Fortress also has two upcoming regulatory submissions for potential FDA approvals in a rare pediatric disease and an oncology indication, as well as various pivotal/registrational trials across multiple therapeutic areas needing new treatments for patients. I am excited to continue to work with our incredible finance team to support our current and future subsidiaries as we scale our product portfolio.”

Mr. Jin continued, “I am especially looking forward to expanding our work with academia and industry leaders to continue to enhance our partner company portfolios and to build new companies around development-stage therapies. Fortress has always been innovative and creative in our approach to structuring and financing assets and companies to critical clinical inflection points, and we intend to remain active in the coming months and years.”

Ms. Hunter commented, “I am proud to have been part of the exceptional management team at Fortress. I am leaving at a point in which the infrastructure for future success is in place and is poised to be leveraged for future growth. Having worked very closely with David over the past two years, I am confident that I am leaving the Company with a strong financial leader who has overseen our strategic finance and budget functions and who can adeptly steer the Company’s continued growth. I am committed to ensuring a successful and smooth transition.”

Mr. Jin has been a core member of the Fortress team since joining in 2020 and also serves as Interim Chief Executive Officer and Chief Financial Officer of Avenue Therapeutics, a Fortress partner company. Previously, he was on the investment team in the Private Equity & Real Assets group at Barings, a global asset manager, focused on control equity and royalty/debt investments in pharma and biotech. Before that, he was a Director of Corporate Development at Sorrento Therapeutics where he worked on and executed various asset/company acquisitions and partnership transactions. Prior to that, he was a Vice President of Healthcare Investment Banking at FBR & Co. where he helped raise biotech financings and completed transactions totaling over $3.5 billion in value. Earlier in his career, he was in the management consulting group at IMS Health (now IQVIA). He holds a B.S. in Industrial Engineering & Management Sciences with a double-major in Mathematical Methods in the Social Sciences from Northwestern University.

Ms. Hunter will continue to provide services to the Company through the end of the calendar year to ensure a smooth transition.

About Fortress Biotech

Fortress Biotech, Inc. (“Fortress”) is an innovative biopharmaceutical company focused on acquiring, developing and commercializing high-potential marketed and development-stage drugs and drug candidates. The company has nine marketed prescription pharmaceutical products and over 30 programs in development at Fortress, at its majority-owned and majority-controlled partners and subsidiaries and at partners and subsidiaries it founded and in which it holds significant minority ownership positions. Such product candidates span six large-market areas, including oncology, rare diseases and gene therapy, which allow it to create value for shareholders. Fortress advances its diversified pipeline through a streamlined operating structure that fosters efficient drug development. The Fortress model is driven by a world-class business development team that is focused on leveraging its significant biopharmaceutical industry expertise to further expand the company’s portfolio of product opportunities. Fortress has established partnerships with some of the world’s leading academic research institutions and biopharmaceutical companies to maximize each opportunity to its full potential, including AstraZeneca plc, City of Hope, Fred Hutchinson Cancer Research Center, St. Jude Children’s Research Hospital, Nationwide Children’s Hospital and Sentynl Therapeutics, Inc. For more information, visit www.fortressbiotech.com.

Forward-Looking Statements

This press release may contain “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934, as amended. As used below and throughout this press release, the words “we”, “us” and “our” may refer to Fortress individually or together with one or more partner companies, as dictated by context. Such statements include, but are not limited to, any statements relating to our growth strategy and product development programs, ability to generate shareholder value, ability of our products to receive necessary approvals, including FDA, ability of our products and therapies to help patients and any other statements that are not historical facts. Forward-looking statements are based on management’s current expectations and are subject to risks and uncertainties that could negatively affect our business, operating results, financial condition and stock price. Factors that could cause actual results to differ materially from those currently anticipated include: risks relating to our growth strategy; our ability to obtain, perform under and maintain financing and strategic agreements and relationships; risks relating to the results of research and development activities; uncertainties relating to preclinical and clinical testing; risks relating to the timing of starting and completing clinical trials, including disruptions that may result from hostilities in Europe; our dependence on third-party suppliers; risks relating to the COVID-19 outbreak and its potential impact on our employees’ and consultants’ ability to complete work in a timely manner and on our ability to obtain additional financing on favorable terms or at all;  our ability to attract, integrate and retain key personnel; the early stage of products under development; our need for substantial additional funds; government regulation; patent and intellectual property matters; competition; as well as other risks described in our SEC filings. We expressly disclaim any obligation or undertaking to release publicly any updates or revisions to any forward-looking statements contained herein to reflect any change in our expectations or any changes in events, conditions or circumstances on which any such statement is based, except as may be required by law, and we claim the protection of the safe harbor for forward-looking statements contained in the Private Securities Litigation Reform Act of 1995.

Company Contacts:

Jaclyn Jaffe and Bill Begien

Fortress Biotech, Inc.

(781) 652-4500

ir@fortressbiotech.com

Media Relations Contact:

Tony Plohoros

6 Degrees

(908) 591-2839

tplohoros@6degreespr.com